UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 21, 2025
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to A Vote of Security Holders

The annual meeting of stockholders (the “Annual Meeting”) of DENTSPLY SIRONA Inc. (the “Company”) was held on May 21, 2025. The following matters were voted upon at the Annual Meeting, with the results indicated:

1.Election of eleven directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

	Director	For	Against	Abstain	Broker Non-Votes
1a.	Michael J. Barber	172,102,362	3,787,179	873,665	11,338,487
1b.	Simon D. Campion	174,843,812	1,063,256	856,138	11,338,487
1c.	Willie A. Deese	168,692,695	7,160,823	909,688	11,338,487
1d.	Brian T. Gladden	174,989,736	922,044	851,426	11,338,487
1e.	Betsy D. Holden	170,692,574	5,210,750	859,882	11,338,487
1f.	Clyde R. Hosein	174,916,436	974,147	872,623	11,338,487
1g	Gregory T. Lucier	172,812,554	3,088,046	862,606	11,338,487
1h.	Jonathan J. Mazelsky	174,487,048	1,403,574	872,584	11,338,487
1i.	Daniel T. Scavilla	172,131,130	3,775,907	856,169	11,338,487
1j.	Leslie F. Varon	174,918,214	983,722	861,270	11,338,487
1k.	Janet S. Vergis	173,988,186	1,915,665	859,355	11,338,487

2.Ratification of appointment of Deloitte and Touche LLP as the Company’s independent registered public accountants for 2025.

For	Against	Abstain	Broker Non-Votes
187,599,963	409,763	91,967	—

3.Approval, by non-binding advisory vote, of the Company’s executive compensation for 2024.

For	Against	Abstain	Broker Non-Votes
170,911,500	4,944,479	907,227	11,338,487
4.Approval of Amendment No. 1 to the Company’s 2024 Omnibus Incentive Plan (the “2024 Plan”) to increase the number of shares of the Company’s Common Stock issuable under the 2024 Plan by 11,260,000 shares.

For	Against	Abstain	Broker Non-Votes
165,989,940	10,631,325	141,941	11,338,487

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY SIRONA Inc.

By:	/s/ Richard C. Rosenzweig
Richard C. Rosenzweig
Executive Vice President, Corporate Development,
General Counsel and Secretary

Date: May 22, 2025